gEXHIBIT 99.2

FOURTH QUARTER 2007

Supplemental Operating and Financial Data

Camden Monument Place - Fairfax, VA
368 Apartment Homes
Currently In Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's  beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER
AND FULL YEAR 2007 OPERATING RESULTS

Houston, TEXAS (February 7, 2008) – Camden Property Trust (NYSE: CPT) announced that its funds from operations (“FFO”) for the fourth quarter of 2007 totaled $0.94 per diluted share or $57.1 million, as compared to $0.87 per diluted share or $54.7 million for the same period in 2006.

FFO for the twelve months ended December 31, 2007 totaled $3.66 per diluted share or $227.2 million, as compared to $3.88 per diluted share or $237.8 million for the same period in 2006.  FFO for the twelve months ended December 31, 2006 included a $0.43 per diluted share impact from gain on sale of land.

Net Income (“EPS”)
The Company reported net income (“EPS”) of $81.0 million or $1.41 per diluted share for the fourth quarter of 2007, as compared to $31.4 million or $0.53 per diluted share for the same period in 2006.  EPS for the three months ended December 31, 2007 included a $1.17 per diluted share impact from gain on sale of land and discontinued operations, net of minority interest. EPS for the three months ended December 31, 2006 included a $0.31 per diluted share impact from gain on sale of land and discontinued operations, net of minority interest.

For the twelve months ended December 31, 2007, net income totaled $148.5 million or $2.51 per diluted share, as compared to $232.8 million or $3.96 per diluted share for the same period in 2006.  EPS for the twelve months ended December 31, 2007 included a $1.58 per diluted share impact from gain on sale of land and discontinued operations, net of minority interest.  EPS for the twelve months ended December 31, 2006 included a $3.16 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, net of minority interest.

A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,089 apartment homes included in consolidated same-property results, fourth quarter 2007 same-property net operating income (“NOI”) increased 5.0% compared to the fourth quarter of 2006, with revenues increasing 2.4% and expenses declining 1.7%.  On a sequential basis, fourth quarter 2007 same-property NOI increased 3.4% compared to the third quarter of 2007, with revenues declining 1.4% and expenses declining 8.9% compared to the prior quarter.  On a full-year basis, 2007 same-property NOI increased 5.1%, with revenue growth of 4.1% and expense growth of 2.4% compared to the same period in 2006.  Same-property physical occupancy levels for the combined portfolio averaged 93.6% during the fourth quarter of 2007, compared to 94.1% in the fourth quarter of 2006 and 94.5% in the third quarter of 2007.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
As of December 31, 2007, Camden had four wholly-owned apartment communities which were completed and in lease-up:  Camden Old Creek in San Marcos, CA, a $92.1 million project that is currently 89% leased; Camden Royal Oaks in Houston, TX, a $21.0 million project that is currently 77% leased; Camden Monument Place in Fairfax, VA, a $62.2 million project that is currently 72% leased; and Camden City Centre in Houston, TX, a $51.1 million project that is currently 58% leased.  The Company also had one joint venture community which was completed and in lease-up:  Camden Plaza in Houston, TX, a $40.7 million project that is currently 59% leased.

The Company has four additional communities currently under construction and in lease-up:  Camden Potomac Yard in Arlington, VA, a $110.0 million project that is currently 20% leased; Camden Summerfield in Landover, MD, a $68.0 million project that is currently 19% leased; Camden College Park in College Park, MD, a $139.9 million joint venture project that is currently 18% leased; and Camden Main & Jamboree in Irvine, CA, a $112.0 million joint venture project that is currently 10% leased.

Camden’s current development pipeline under construction includes seven wholly-owned communities comprising 2,126 apartment homes with a total budgeted cost of $401.0 million.
The Company also has four joint venture communities under construction comprising 1,257 apartment homes with a total budgeted cost of $333.7 million.

Camden’s future development pipeline currently consists of 18 potential developments comprising 5,840 apartment homes and a total estimated cost of $1.5 billion.  The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

Disposition Activity
During the quarter, the Company disposed of seven communities consisting of 2,124 apartment homes which were previously held for sale:  Camden Ridge, a 208-home apartment community in Fort Worth, TX; Camden Terrace, a 340-home apartment community in Fort Worth, TX; Camden Glen, a 304-home apartment community in Greensboro, NC; Camden Wendover, a 216-home apartment community in Greensboro, NC; Camden Eastchase, a 220-home apartment community in Charlotte, NC; Camden Timber Creek, a 352-home apartment community in Charlotte, NC; and Camden Isles, a 484-home apartment community in Tampa, FL.  The seven communities were sold for a total of $120.5 million, resulting in a gain on sale of $75.3 million.

Camden also completed the sale of 0.9 acres of undeveloped land in Miami, FL during the quarter for $6.1 million, resulting in a gain on sale of $0.7 million.

Properties and Land Held for Sale
At December 31, 2007, Camden had two operating communities consisting of 319 apartment homes held for sale: Camden Ridgeview, a 167-home apartment community in Austin, TX; and Camden Pinnacle, a 224-home apartment community in Denver, CO.

The Company also had 4.6 acres of undeveloped land in Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

Stock Repurchase
During the fourth quarter of 2007, Camden repurchased 2,276,500 common shares at an average price per share of $50.50, for a total of $115.0 million.  Subsequent to quarter-end, the Company repurchased an additional 690,400 common shares at an average price per share of $43.41, for a total of $30.0 million.  The Company completed a total of $230.1 million of common share repurchases during 2007 and early 2008.

On January 30, 2008, Camden’s Board of Trust Managers approved the repurchase of up to an additional $250.0 million of its common shares.

Earnings Guidance
Camden provided initial earnings guidance for 2008 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2008 FFO is expected to be $3.60 to $3.80 per diluted share, and full-year 2008 EPS is expected to be $0.44 to $0.66 per diluted share.  First quarter 2008 earnings guidance is $0.87 to $0.91 per diluted share for FFO and $0.08 to $0.12  per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2008 earnings guidance is based on projections of same-property NOI growth between 2.25% and 3.25%, acquisitions of $200 -$400 million, dispositions of $175 - $380 million and new development starts of $200 -$500 million.  Additional information on the Company’s 2008 financial outlook and a reconciliation of expected net income to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, February 8, 2008 at 10:00 a.m. Central Time to review its fourth quarter and full-year 2007 results and discuss its outlook for future performance.  To participate in the call, please dial (800) 860-2442 (domestic) or (412) 858-4600 (international) by 9:50 a.m. Central Time and request the Camden Property Trust Fourth Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at www.camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.
Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 182 properties containing 63,085 apartment homes across the United States.  Upon completion of 11 properties under development, the Company’s portfolio will increase to 66,468 apartment homes in 193 properties.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN						FINANCIAL HIGHLIGHTS
				(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2007		2006		2007		2006
Total property revenues (a)	$154,689		$144,974		$609,080		$580,576

EBITDA	91,920		83,491		354,301		337,974

Net income	80,976		31,364		148,457		232,846
Per share - basic	1.43		0.54		2.55		4.11
Per share - diluted	1.41		0.53		2.51		3.96

Income from continuing operations	12,289		10,245		47,078		125,016
per share - basic	0.22		0.18		0.81		2.21
per share - diluted	0.21		0.17		0.80		2.14

Funds from operations	57,139		54,724		227,153		237,790
Per share - diluted	0.94		0.87		3.66		3.88

Dividends per share	0.69		0.66		2.76		2.64
Dividend payout ratio	73.4%		75.9%		75.4%		68.0%

Interest expensed (including discontinued operations)	31,591		26,752		116,753		118,344
Interest capitalized	5,896		4,644		22,622		20,626
Total interest incurred	37,487		31,396		139,375		138,970

Principal amortization	3,238		3,539		13,709		14,070
Preferred dividends & distributions	1,750		1,750		7,000		7,000

Interest expense coverage ratio	2.9	x	3.1	x	3.0	x	2.9	x
Total interest coverage ratio	2.5	x	2.7	x	2.5	x	2.4	x
Fixed charge expense coverage ratio	2.5	x	2.6	x	2.6	x	2.4	x
Total fixed charge coverage ratio	2.2	x	2.3	x	2.2	x	2.1	x

Same property NOI increase (b)	5.0%		6.3%		5.1%		8.6%
(# of apartment homes included)	42,089		46,565		42,089		46,565

Gross turnover of apartment homes (annualized)	62%		65%		71%		73%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	56%		57%		64%		65%

					As of December 31,
					2007		2006
Total assets					$4,890,760		$4,586,050
Total debt					$2,828,095		$2,330,976
Common and common equivalent shares, outstanding end of period (c)					59,173		63,003
Share price, end of period					$48.15		$73.85
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (d)					$1,751,265		$1,957,867
Market equity value, end of period (d)					$2,949,180		$4,752,772

Debt to total market capitalization ratio					49.0%		32.9%

Unencumbered real estate assets (at cost)
to unsecured debt ratio					199%		236%

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.

(c) Includes at December 31, 2007: 55,683 common shares (including 242 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,490)

(d) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			OPERATING RESULTS
			(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2007	2006	2007	2006
Property revenues
Rental revenues	$137,586	$131,505	$543,475	$527,554
Other property revenues	17,103	13,469	65,605	53,022
Total property revenues	154,689	144,974	609,080	580,576

Property expenses
Property operating and maintenance	40,755	39,842	162,639	158,624
Real estate taxes	14,931	14,132	64,667	61,539
Total property expenses	55,686	53,974	227,306	220,163

Non-property income
Fee and asset management income	1,722	3,011	8,293	14,041
Sale of technology investments	-	-	623	1,602
Interest and other income	4,047	3,674	8,804	9,771
Income on deferred compensation plans	(1,120)	5,808	7,282	10,116
Total non-property income	4,649	12,493	25,002	35,530

Other expenses
Property management	4,437	4,669	18,413	18,490
Fee and asset management	1,150	1,089	4,552	9,382
General and administrative	8,514	12,285	32,590	37,584
Interest	31,475	26,633	116,281	117,862
Depreciation and amortization	41,355	39,328	162,189	153,609
Amortization of deferred financing costs	957	916	3,689	3,807
Expense on deferred compensation plans	(1,120)	5,808	7,282	10,116
Total other expenses	86,768	90,728	344,996	350,850

Income from continuing operations before gain on sale of properties, impairment loss on land, equity in income of joint ventures,
minority interests and income taxes	16,884	12,765	61,780	45,093
Gain (loss) on sale of properties, including land	-	(104)	-	97,452
Impairment loss on land	(1,447)	-	(1,447)	-
Equity in income of joint ventures	454	642	1,526	5,156
Minority interests
Distributions on perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Income allocated to common units and other minority interests	(1,374)	(1,308)	(4,729)	(15,685)
Income from continuing operations before income taxes	12,767	10,245	50,130	125,016
Income tax expense	(478)	-	(1,868)	-
Income tax expense on sale of depreciable operating properties	-	-	(1,184)	-
Income from continuing operations	12,289	10,245	47,078	125,016
Income from discontinued operations	1,133	2,493	7,857	10,864
Gain on sale of discontinued operations, including land	76,063	18,879	107,039	99,273
Income from discontinued operations allocated to common units	(8,509)	(253)	(13,517)	(2,307)
Net income	$80,976	$31,364	$148,457	$232,846

PER SHARE DATA
Net income - basic	$1.43	$0.54	$2.55	$4.11
Net income - diluted	1.41	0.53	2.51	3.96
Income from continuing operations - basic	0.22	0.18	0.81	2.21
Income from continuing operations - diluted	0.21	0.17	0.80	2.14

Weighted average number of common and
common equivalent shares outstanding:
Basic	56,782	58,432	58,135	56,660
Diluted	57,613	59,738	59,125	59,524

PROPERTY DATA
Total operating properties (end of period) (a)	182	186	182	186
Total operating apartment homes in operating properties (end of period) (a)	63,085	63,843	63,085	63,843
Total operating apartment homes (weighted average)	52,542	53,530	53,132	55,850
Total operating apartment homes - excluding discontinued operations (weighted average)	51,192	49,393	50,504	50,872

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			FUNDS FROM OPERATIONS
			(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2007	2006	2007	2006

Net income	$80,976	$31,364	$148,457	$232,846
Real estate depreciation and amortization from continuing operations	40,534	38,682	159,031	150,982
Real estate depreciation from discontinued operations	-	1,237	2,033	6,251
Adjustments for unconsolidated joint ventures	982	1,021	4,934	3,326
Income from continuing operations allocated to common units	1,444	1,004	4,279	15,230
Income from discontinued operations allocated to common units	8,509	253	13,517	2,307
Income tax expense on sale of depreciable operating properties	-	-	1,184	-
(Gain) loss on sale of operating properties	-	100	-	(91,481)
(Gain) on sale of discontinued operations	(75,306)	(18,937)	(106,282)	(78,823)
(Gain) on sale of joint venture properties	-	-	-	(2,848)
Funds from operations - diluted	$57,139	$54,724	$227,153	$237,790

PER SHARE DATA
Funds from operations - diluted	$0.94	$0.87	$3.66	$3.88
Cash distributions	0.69	0.66	2.76	2.64

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	60,597	62,994	62,120	61,253

PROPERTY DATA
Total operating properties (end of period) (a)	182	186	182	186
Total operating apartment homes in operating properties (end of period) (a)	63,085	63,843	63,085	63,843
Total operating apartment homes (weighted average)	52,542	53,530	53,132	55,850
Total operating apartment homes - excluding discontinued operations (weighted average)	51,192	49,393	50,504	50,872

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006
ASSETS
Real estate assets, at cost
Land	$730,548	$714,044	$713,084	$703,850	$693,312
Buildings and improvements	4,316,472	4,215,662	4,144,075	4,108,955	4,036,286
	5,047,020	4,929,706	4,857,159	4,812,805	4,729,598
Accumulated depreciation	(868,074)	(827,944)	(788,318)	(799,624)	(762,011)
Net operating real estate assets	4,178,946	4,101,762	4,068,841	4,013,181	3,967,587
Properties under development, including land	446,664	488,620	454,617	410,002	369,861
Investments in joint ventures	8,466	12,243	12,722	8,321	9,245
Properties held for sale, including land	25,253	73,325	72,577	32,879	32,763
Total real estate assets	4,659,329	4,675,950	4,608,757	4,464,383	4,379,456
Accounts receivable - affiliates	35,940	36,171	35,341	34,854	34,170
Notes receivable
Affiliates	50,358	48,172	45,560	43,507	41,478
Other	11,565	11,565	11,565	11,565	3,855
Other assets, net (a)	126,996	129,810	136,524	118,329	121,336
Cash and cash equivalents	897	1,207	3,058	1,470	1,034
Restricted cash	5,675	5,904	20,053	5,772	4,721
Total assets	$4,890,760	$4,908,779	$4,860,858	$4,679,880	$4,586,050

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$2,265,319	$2,198,628	$2,065,175	$1,897,865	$1,759,498
Secured	562,776	565,564	566,001	568,731	571,478
Accounts payable and accrued expenses	107,403	110,643	128,892	110,486	124,834
Accrued real estate taxes	24,943	42,151	29,785	16,036	23,306
Other liabilities(b)	136,365	117,317	115,547	110,684	105,999
Distributions payable	42,689	44,180	44,982	45,137	43,068
Total liabilities	3,139,495	3,078,483	2,950,382	2,748,939	2,628,183

Commitments and contingencies

Minority interests
Perpetual preferred units	97,925	97,925	97,925	97,925	97,925
Common units	111,624	104,176	105,353	102,217	115,280
Other minority interests	10,403	10,740	10,916	10,335	10,306
Total minority interests	219,952	212,841	214,194	210,477	223,511

Shareholders' equity
Common shares of beneficial interest	654	654	654	654	650
Additional paid-in capital	2,209,631	2,207,333	2,204,525	2,199,713	2,183,622
Distributions in excess of net income	(227,025)	(269,667)	(241,711)	(243,786)	(213,665)
Employee notes receivable	(1,950)	(1,963)	(1,976)	(2,025)	(2,036)
Treasury shares, at cost	(433,874)	(318,902)	(265,210)	(234,092)	(234,215)
Other comprehensive income (c)	(16,123)	-	-	-	-
Total shareholders' equity	1,531,313	1,617,455	1,696,282	1,720,464	1,734,356
Total liabilities and shareholders' equity	$4,890,760	$4,908,779	$4,860,858	$4,679,880	$4,586,050

(a) includes:
net deferred charges of:	$10,811	$10,308	$11,565	$9,724	$10,295
value of in place leases of:	$258	$703	$1,091	$61	$242

(b) includes:
deferred revenues of:	$2,459	$2,738	$2,937	$3,321	$3,875
above/below market leases of:	$(13)	$25	$43	$8	$32
distributions in excess of investments in joint ventures of:	$23,653	$20,867	$19,549	$18,805	$18,350
fair value adjustment of derivative instrument:	$16,123	-	-	-	-

(c) Represents the fair value adjustment of the derivative instrument.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2007 (in apartment homes)

	"Same Property"	Non-"Same Property"(a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Development	Total
D.C. Metro (b)(c)	2,663	1,494	4,157	-	4,157	368	4,525	1,543	6,068
Las Vegas, NV	2,937	1,080	4,017	4,047	8,064	-	8,064	-	8,064
Los Angeles/Orange County, CA (d)	1,770	-	1,770	421	2,191	-	2,191	290	2,481
San Diego/Inland Empire, CA	846	-	846	-	846	350	1,196	-	1,196
Tampa, FL	4,613	890	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	5,441	1,328	6,769	456	7,225	-	7,225	-	7,225
Houston, TX (e)	3,350	894	4,244	1,216	5,460	886	6,346	733	7,079
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,141	433	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	-	3,296	261	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,985	224	2,209	320	2,529	-	2,529	-	2,529
Raleigh, NC	2,220	484	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX	1,968	810	2,778	-	2,778	-	2,778	556	3,334
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	42,089	8,703	50,792	10,689	61,481	1,604	63,085	3,383	66,468

(a) Includes ten redevelopment properties (3,512 apartment homes) and two properties held for sale and reported in discontinued operations (391 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units under development in College Park, MD are held through a joint venture investment.
(d) 290 units under development in Irvine, CA are held through a joint venture investment.
(e) 459 units under development and 271 units completed in lease-up in Houston, TX are held through joint venture investments.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)

	"Same Property"	Operating	Incl. JVs at	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities	Communities (f)	Pro Rata % (g)	2007	2007	2007	2007	2006
D.C. Metro	10.7%	14.2%	13.7%	94.2%	95.6%	95.8%	95.5%	94.8%
Las Vegas, NV	6.7%	7.6%	8.7%	93.7%	94.6%	95.3%	95.5%	95.0%
Los Angeles/Orange County, CA	7.9%	6.5%	6.4%	93.9%	94.5%	93.3%	92.7%	93.5%
San Diego/Inland Empire, CA	3.1%	3.3%	3.2%	95.1%	94.3%	93.1%	93.8%	94.0%
Tampa, FL	8.5%	8.1%	7.8%	92.6%	93.3%	94.2%	94.5%	92.8%
Dallas, TX	7.3%	7.8%	7.7%	92.5%	93.5%	94.6%	94.4%	93.8%
Houston, TX	6.2%	7.1%	7.3%	94.6%	95.2%	95.2%	95.0%	94.1%
SE Florida	9.4%	7.7%	7.5%	94.3%	95.4%	95.4%	96.2%	95.4%
Charlotte, NC	7.6%	7.0%	6.7%	93.8%	95.2%	95.7%	95.1%	94.0%
Orlando, FL	7.2%	5.8%	5.6%	92.9%	93.6%	93.5%	92.6%	94.6%
Atlanta, GA	7.3%	5.9%	5.6%	94.1%	95.6%	94.7%	93.5%	94.1%
Denver, CO	5.0%	4.3%	4.6%	95.5%	96.1%	96.0%	94.5%	93.3%
Raleigh, NC	4.6%	4.6%	4.5%	92.5%	93.8%	95.0%	93.4%	92.4%
Phoenix, AZ	3.5%	2.8%	3.0%	93.4%	94.5%	94.2%	95.1%	94.4%
Austin, TX	3.3%	4.0%	3.9%	93.8%	94.3%	94.7%	93.8%	95.2%
Other	1.7%	3.3%	3.8%	94.3%	95.0%	95.5%	94.9%	93.8%

Total Portfolio	100.0%	100.0%	100.0%	93.7%	94.5%	94.9%	94.6%	94.1%
(f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN	COMPONENTS OF
PROPERTY NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2007	2006	Change	2007	2006	Change
"Same Property" Communities(a)	42,089	$124,571	$121,594	$2,977	$499,776	$480,305	$19,471
Non-"Same Property" Communities (b)	4,800	15,899	12,084	3,815	58,195	36,611	21,584
Development and Lease-Up Communities (c)	3,459	3,419	403	3,016	8,473	508	7,965
Redevelopment Communities (d)	3,512	9,657	9,715	(58)	38,177	38,837	(660)
Dispositions / Other (e)	-	1,143	1,178	(35)	4,459	24,315	(19,856)
Total Property Revenues	53,860	$154,689	$144,974	$9,715	$609,080	$580,576	$28,504

Property Expenses
"Same Property" Communities(a)	42,089	$44,728	$45,519	$(791)	$185,145	$180,862	$4,283
Non-"Same Property" Communities (b)	4,800	5,284	3,867	1,417	20,623	12,866	7,757
Development and Lease-Up Communities (c)	3,459	1,756	297	1,459	4,726	532	4,194
Redevelopment Communities (d)	3,512	3,703	3,495	208	14,865	14,526	339
Dispositions / Other (e)	-	215	796	(581)	1,947	11,377	(9,430)
Total Property Expenses	53,860	$55,686	$53,974	$1,712	$227,306	$220,163	$7,143

Property Net Operating Income
"Same Property" Communities(a)	42,089	$79,843	$76,075	$3,768	$314,631	$299,443	$15,188
Non-"Same Property" Communities (b)	4,800	10,615	8,217	2,398	37,572	23,745	13,827
Development and Lease-Up Communities (c)	3,459	1,663	106	1,557	3,747	(24)	3,771
Redevelopment Communities (d)	3,512	5,954	6,220	(266)	23,312	24,311	(999)
Dispositions / Other (e)	-	928	382	546	2,512	12,938	(10,426)
Total Property Net Operating Income	53,860	$99,003	$91,000	$8,003	$381,774	$360,413	$21,361

Income from Discontinued Operations(f)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Property Revenues	$2,928	$7,704	$20,932	$36,686
Property Expenses	1,679	3,855	10,570	19,083
Property Net Operating Income	1,249	3,849	10,362	17,603
Interest	(116)	(119)	(472)	(482)
Depreciation and Amortization	-	(1,237)	(2,033)	(6,257)
Income from discontinued operations allocated to common units	(8,509)	(253)	(13,517)	(2,307)
Gain on sale of discontinued operations	76,063	18,879	107,039	99,273
Income from Discontinued Operations	$68,687	$21,119	$101,379	$107,830

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2006, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2006, excluding properties held for sale.
(d)	Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2006, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2006.
(f)	Represents operating results for communities disposed of during 2006 or held for sale at December 31, 2007, of which Camden has, or expects to have, no continuing involvement.

"SAME PROPERTY"
CAMDEN	FOURTH QUARTER COMPARISONS
December 31, 2007
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q07	4Q06	Growth	4Q07	4Q06	Growth	4Q07	4Q06	Growth

D.C. Metro	$11,758	$11,624	1.2%	$3,190	$3,175	0.5%	$8,568	$8,449	1.4%
Las Vegas, NV	8,071	8,068	0.0%	2,733	2,686	1.7%	5,338	5,382	(0.8%)
Los Angeles/Orange County, CA	8,899	8,459	5.2%	2,561	2,721	(5.9%)	6,338	5,738	10.5%
San Diego/Inland Empire, CA	3,967	3,799	4.4%	1,480	1,430	3.5%	2,487	2,369	5.0%
Tampa, FL	11,779	11,857	(0.7%)	4,985	5,326	(6.4%)	6,794	6,531	4.0%
Dallas, TX	11,253	10,906	3.2%	5,392	5,166	4.4%	5,861	5,740	2.1%
Houston, TX	8,283	7,961	4.0%	3,317	3,422	(3.1%)	4,966	4,539	9.4%
SE Florida	11,368	11,340	0.2%	3,876	4,195	(7.6%)	7,492	7,145	4.9%
Charlotte, NC	9,138	8,443	8.2%	3,075	3,022	1.8%	6,063	5,421	11.8%
Orlando, FL	8,997	9,396	(4.2%)	3,291	3,573	(7.9%)	5,706	5,823	(2.0%)
Atlanta, GA	9,000	8,702	3.4%	3,201	3,169	1.0%	5,799	5,533	4.8%
Denver, CO	5,664	5,232	8.3%	1,697	1,741	(2.5%)	3,967	3,491	13.6%
Raleigh, NC	5,606	5,212	7.6%	1,918	1,862	3.0%	3,688	3,350	10.1%
Phoenix, AZ	4,047	4,067	(0.5%)	1,230	1,268	(3.0%)	2,817	2,799	0.6%
Austin, TX	4,666	4,439	5.1%	2,055	2,047	0.4%	2,611	2,392	9.2%
Other	2,075	2,089	(0.7%)	727	716	1.5%	1,348	1,373	(1.8%)

Total Same Property	$124,571	$121,594	2.4%	$44,728	$45,519	(1.7%)	$79,843	$76,075	5.0%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution(a)	4Q07	4Q06	Change	4Q07	4Q06	Change

D.C. Metro	2,663	10.7%	94.7%	94.7%	0.0%	$1,446	$1,455	(0.6%)
Las Vegas, NV	2,937	6.7%	93.2%	95.7%	(2.5%)	872	870	0.2%
Los Angeles/Orange County, CA	1,770	7.9%	93.9%	92.9%	1.0%	1,660	1,633	1.6%
San Diego/Inland Empire, CA	846	3.1%	95.1%	94.0%	1.1%	1,523	1,511	0.8%
Tampa, FL	4,613	8.5%	93.3%	93.2%	0.1%	805	837	(3.9%)
Dallas, TX	5,441	7.3%	91.9%	93.9%	(2.0%)	650	639	1.7%
Houston, TX	3,350	6.2%	94.7%	94.2%	0.5%	788	777	1.5%
SE Florida	2,520	9.4%	94.3%	95.4%	(1.1%)	1,475	1,460	1.0%
Charlotte, NC	3,141	7.6%	93.8%	94.1%	(0.3%)	918	885	3.8%
Orlando, FL	3,296	7.2%	92.9%	94.6%	(1.7%)	899	933	(3.6%)
Atlanta, GA	3,202	7.3%	94.1%	94.1%	0.0%	911	902	1.0%
Denver, CO	1,985	5.0%	95.5%	93.3%	2.2%	895	849	5.4%
Raleigh, NC	2,220	4.6%	92.3%	92.4%	(0.1%)	788	765	3.0%
Phoenix, AZ	1,441	3.5%	93.5%	94.6%	(1.1%)	921	925	(0.4%)
Austin, TX	1,968	3.3%	93.7%	95.1%	(1.4%)	731	708	3.2%
Other	696	1.7%	92.4%	94.0%	(1.6%)	969	966	0.4%

Total Same Property	42,089	100.0%	93.6%	94.1%	(0.5%)	$950	$944	0.6%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN					SEQUENTIAL QUARTER COMPARISONS
							December 31, 2007
							(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q07	3Q07	Growth	4Q07	3Q07	Growth	4Q07	3Q07	Growth

D.C. Metro	$11,758	$12,010	(2.1%)	$3,190	$3,362	(5.1%)	$8,568	$8,648	(0.9%)
Las Vegas, NV	8,071	8,137	(0.8%)	2,733	2,899	(5.7%)	5,338	5,238	1.9%
Los Angeles/Orange County, CA	8,899	8,971	(0.8%)	2,561	2,792	(8.3%)	6,338	6,179	2.6%
San Diego/Inland Empire, CA	3,967	3,947	0.5%	1,480	1,499	(1.3%)	2,487	2,448	1.6%
Tampa, FL	11,779	11,988	(1.7%)	4,985	5,508	(9.5%)	6,794	6,480	4.8%
Dallas, TX	11,253	11,376	(1.1%)	5,392	5,832	(7.5%)	5,861	5,544	5.7%
Houston, TX	8,283	8,325	(0.5%)	3,317	3,584	(7.4%)	4,966	4,741	4.7%
SE Florida	11,368	11,698	(2.8%)	3,876	4,391	(11.7%)	7,492	7,307	2.5%
Charlotte, NC	9,138	9,154	(0.2%)	3,075	3,332	(7.7%)	6,063	5,822	4.1%
Orlando, FL	8,997	9,199	(2.2%)	3,291	3,692	(10.9%)	5,706	5,507	3.6%
Atlanta, GA	9,000	9,141	(1.5%)	3,201	3,532	(9.4%)	5,799	5,609	3.4%
Denver, CO	5,664	5,736	(1.3%)	1,697	1,924	(11.8%)	3,967	3,812	4.1%
Raleigh, NC	5,606	5,629	(0.4%)	1,918	2,128	(9.9%)	3,688	3,501	5.3%
Phoenix, AZ	4,047	4,114	(1.6%)	1,230	1,475	(16.6%)	2,817	2,639	6.7%
Austin, TX	4,666	4,743	(1.6%)	2,055	2,341	(12.2%)	2,611	2,402	8.7%
Other	2,075	2,144	(3.2%)	727	817	(11.0%)	1,348	1,327	1.6%

Total Same Property	$124,571	$126,312	(1.4%)	$44,728	$49,108	(8.9%)	$79,843	$77,204	3.4%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution(a)	4Q07	3Q07	Change	4Q07	3Q07	Change

D.C. Metro	2,663	10.7%	94.7%	95.6%	(0.9%)	$1,446	$1,457	(0.8%)
Las Vegas, NV	2,937	6.7%	93.2%	94.4%	(1.2%)	872	873	(0.2%)
Los Angeles/Orange County, CA	1,770	7.9%	93.9%	94.5%	(0.6%)	1,660	1,654	0.3%
San Diego/Inland Empire, CA	846	3.1%	95.1%	94.3%	0.8%	1,523	1,532	(0.5%)
Tampa, FL	4,613	8.5%	93.3%	93.7%	(0.4%)	805	817	(1.5%)
Dallas, TX	5,441	7.3%	91.9%	93.2%	(1.3%)	650	647	0.5%
Houston, TX	3,350	6.2%	94.7%	94.9%	(0.2%)	788	789	(0.1%)
SE Florida	2,520	9.4%	94.3%	95.4%	(1.1%)	1,475	1,474	0.0%
Charlotte, NC	3,141	7.6%	93.8%	95.4%	(1.6%)	918	918	0.1%
Orlando, FL	3,296	7.2%	92.9%	93.6%	(0.7%)	899	907	(0.9%)
Atlanta, GA	3,202	7.3%	94.1%	95.6%	(1.5%)	911	906	0.6%
Denver, CO	1,985	5.0%	95.5%	96.5%	(1.0%)	895	886	1.0%
Raleigh, NC	2,220	4.6%	92.3%	93.8%	(1.5%)	788	785	0.3%
Phoenix, AZ	1,441	3.5%	93.5%	94.1%	(0.6%)	921	926	(0.6%)
Austin, TX	1,968	3.3%	93.7%	94.8%	(1.1%)	731	729	0.3%
Other	696	1.7%	92.4%	94.6%	(2.2%)	969	974	(0.5%)

Total Same Property	42,089	100.0%	93.6%	94.5%	(0.9%)	$950	$951	(0.1%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN					YEAR TO DATE COMPARISONS
				December 31, 2007
							(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results(a)	2007	2006	Growth	2007	2006	Growth	2007	2006	Growth

D.C. Metro	$47,487	$46,267	2.6%	$12,923	$12,387	4.3%	$34,564	$33,880	2.0%
Las Vegas, NV	32,438	31,833	1.9%	10,735	10,654	0.8%	21,703	21,179	2.5%
Los Angeles/Orange County, CA	34,863	33,758	3.3%	10,171	10,130	0.4%	24,692	23,628	4.5%
San Diego/Inland Empire, CA	15,546	15,002	3.6%	5,742	5,631	2.0%	9,804	9,371	4.6%
Tampa, FL	48,156	46,953	2.6%	20,927	20,621	1.5%	27,229	26,332	3.4%
Dallas, TX	45,137	42,991	5.0%	22,270	21,565	3.3%	22,867	21,426	6.7%
Houston, TX	33,106	31,450	5.3%	13,789	13,727	0.5%	19,317	17,723	9.0%
SE Florida	46,443	44,604	4.1%	17,012	16,652	2.2%	29,431	27,952	5.3%
Charlotte, NC	35,861	33,362	7.5%	12,519	12,094	3.5%	23,342	21,268	9.8%
Orlando, FL	36,835	37,042	(0.6%)	13,820	13,888	(0.5%)	23,015	23,154	(0.6%)
Atlanta, GA	35,928	34,366	4.5%	13,345	12,649	5.5%	22,583	21,717	4.0%
Denver, CO	22,332	20,908	6.8%	6,995	7,013	(0.3%)	15,337	13,895	10.4%
Raleigh, NC	22,238	20,654	7.7%	7,953	7,236	9.9%	14,285	13,418	6.5%
Phoenix, AZ	16,536	15,828	4.5%	5,313	5,020	5.8%	11,223	10,808	3.8%
Austin, TX	18,426	17,090	7.8%	8,602	8,568	0.4%	9,824	8,522	15.3%
Other	8,444	8,197	3.0%	3,029	3,027	0.1%	5,415	5,170	4.7%

Total Same Property	$499,776	$480,305	4.1%	$185,145	$180,862	2.4%	$314,631	$299,443	5.1%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results(a)	Included	Contribution(a)	2007	2006	Change	2007	2006	Change

D.C. Metro	2,663	11.0%	95.4%	95.9%	(0.5%)	$1,453	$1,426	1.9%
Las Vegas, NV	2,937	6.9%	94.8%	96.1%	(1.3%)	873	853	2.4%
Los Angeles/Orange County, CA	1,770	7.8%	93.4%	94.6%	(1.2%)	1,646	1,601	2.8%
San Diego/Inland Empire, CA	846	3.1%	94.1%	94.5%	(0.4%)	1,526	1,476	3.4%
Tampa, FL	4,613	8.7%	94.0%	95.1%	(1.1%)	821	814	0.8%
Dallas, TX	5,441	7.3%	93.4%	95.0%	(1.6%)	645	632	2.1%
Houston, TX	3,350	6.1%	94.9%	94.6%	0.3%	785	764	2.7%
SE Florida	2,520	9.4%	95.3%	96.2%	(0.9%)	1,473	1,423	3.6%
Charlotte, NC	3,141	7.4%	95.1%	95.7%	(0.6%)	902	860	4.8%
Orlando, FL	3,296	7.3%	93.2%	95.5%	(2.3%)	914	910	0.5%
Atlanta, GA	3,202	7.2%	94.5%	94.7%	(0.2%)	904	884	2.3%
Denver, CO	1,985	4.9%	95.7%	94.4%	1.3%	872	843	3.5%
Raleigh, NC	2,220	4.5%	93.7%	95.0%	(1.3%)	778	748	3.9%
Phoenix, AZ	1,441	3.6%	94.1%	95.8%	(1.7%)	928	889	4.5%
Austin, TX	1,968	3.1%	94.2%	94.9%	(0.7%)	723	697	3.7%
Other	696	1.7%	93.8%	94.2%	(0.4%)	967	946	2.2%

Total Same Property	42,089	100.0%	94.3%	95.2%	(0.9%)	$948	$924	2.6%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN			JOINT VENTURE OPERATIONS
			(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA(a)	2007	2006		2007	2006
Property Revenues
Rental revenues	$5,443	$4,793		$20,858	$16,775
Other property revenues	763	526		2,570	1,831
Total property revenues	6,206	5,319		23,428	18,606

Property Expenses
Property operating and maintenance	1,971	1,479		7,112	5,266
Real estate taxes	519	390		1,982	1,548
Total property expenses	2,490	1,869		9,094	6,814

Net Operating Income (NOI)	3,716	3,450		14,334	11,792

Other expenses
Interest	2,180	1,700		7,649	5,924
Depreciation and amortization	1,029	1,035		5,016	3,407
Other	53	73		143	144
Total other expenses	3,262	2,808		12,808	9,475

Gain on sale of properties, net	-	-		-	2,839

Equity in income of joint ventures	$454	$642		$1,526	$5,156

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006
BALANCE SHEET DATA (b)
Real estate assets, net	$1,075,437	$1,063,675	$1,045,006	$995,189	$976,408
Cash and other assets, net	23,762	26,621	25,816	26,109	25,993
Total assets	$1,099,199	$1,090,296	$1,070,822	$1,021,298	$1,002,401

Notes payable	$883,972	$859,786	$838,937	$795,329	$771,633
Notes payable due to Camden	50,358	47,406	45,043	43,412	41,456
Other liabilities	15,144	17,013	18,782	10,463	11,021
Total liabilities	$949,474	$924,205	$902,762	$849,204	$824,110

Members' equity	149,725	166,091	168,060	172,094	178,291
Total liabilities and members' equity	$1,099,199	$1,090,296	$1,070,822	$1,021,298	$1,002,401

Camden's equity investment	$8,466	$12,243	$12,722	$8,321	$9,245
Distributions in excess of investment in joint ventures		$(20,867)	$(19,549)	$(18,805)	$(18,350)

Camden's pro-rata share of debt	$222,278	$210,476	$204,480	$184,778	$176,707

PROPERTY DATA (end of period)
Total operating properties	37	37	36	36	36
Total operating apartment homes	10,960	10,960	10,689	10,689	10,689
Pro rata share of operating apartment homes	2,153	2,153	2,072	2,072	2,072
Total development properties	4	4	5	5	5
Total development apartment homes	1,257	1,257	1,528	1,528	1,528
Pro rata share of development apartment homes	377	377	458	458	458

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN								CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2007 ($ in millions)

								Estimated/Actual Dates for
		Total	Total	Cost		Construction	Initial	Construction	Stabilized	As of 2/03/08
Completed Communities		Homes	Budget	to Date		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Old Creek	350	$98.0	$92.1		1Q05	3Q06	1Q07	1Q08	89%	89%
	San Marcos, CA
2.	Camden Royal Oaks	236	22.0	21.0		2Q05	2Q06	3Q06	2Q08	77%	64%
	Houston, TX
3.	Camden Monument Place	368	64.0	62.2		1Q05	2Q07	4Q07	2Q08	72%	68%
	Fairfax, VA
4.	Camden City Centre	379	54.0	51.1		1Q06	2Q07	4Q07	3Q08	58%	56%
	Houston, TX

Total Completed Communities		1,333	$238.0	$226.4						74%	69%

								Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 2/03/08
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
5.	Camden Potomac Yard	378	$110.0	$101.6	$65.6	1Q05	3Q07	1Q08	1Q09	20%	15%
	Arlington, VA
6.	Camden Summerfield	291	68.0	57.9	25.2	2Q06	4Q07	4Q08	1Q09	19%	17%
	Landover, MD
7.	Camden Orange Court	261	49.0	42.2	42.2	2Q06	1Q08	3Q08	1Q09
	Orlando, FL
8.	Camden Dulles Station	366	77.0	51.7	51.7	1Q06	2Q08	1Q09	3Q09
	Oak Hill, VA
9.	Camden Circle C	208	27.0	10.0	10.0	2Q07	3Q08	4Q08	1Q09
	Austin, TX
10.	Camden Whispering Oaks	274	30.0	10.2	10.2	3Q07	3Q08	1Q09	3Q09
	Houston, TX
11.	Camden Amber Oaks	348	40.0	8.2	8.2	4Q07	4Q08	2Q09	3Q10
	Austin, TX

Total Development Communities		2,126	$401.0	$281.8	$213.1

Additional land held for development (a)					233.6

Total Properties Under Development(per Balance Sheet)					$446.7

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	4Q07 NOI
Completed Communities in lease-up								$226.4	$1.7
Development Communities								281.8	0.0
	Total Development NOI Contribution							$508.2	$1.7

(a) Please refer to the future development pipeline summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN					JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2007 ($ in millions)

								Estimated/Actual Dates for
										As of 2/03/08
Joint Venture Camden Developed Communities		Total Homes	Total Budget	Cost to Date	Amount in CIP	Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

COMPLETED AND IN LEASE-UP
1.	Camden Plaza	271	$42.9	$40.7	$0.0	1Q06	2Q07	3Q07	2Q08	59%	59%
	Houston, TX

UNDER CONSTRUCTION
2.	Camden College Park	508	139.9	118.5	76.3	3Q06	4Q07	4Q08	4Q09	18%	13%
	College Park, MD
3.	Camden Main & Jamboree	290	112.0	107.8	68.8	3Q04	4Q07	1Q08	1Q09	10%	8%
	Irvine, CA

Total Joint Venture Camden Developed Communities		1,069	$294.8	$267.0	$145.1

					Camden	Camden	Estimated/Actual Dates for
		Total	Total	Cost	Equity	Mezzanine	Construction	Stabilized
Joint Venture Third Party Developed Communities		Homes	Budget	to Date	Invested	Invested	Start	Operations

UNDER CONSTRUCTION
1.	Braeswood Place	340	$48.6	$21.4	$1.4	$7.9	1Q07	4Q09
	Houston, TX
2.	Belle Meade	119	33.2	8.6	1.0	5.1	2Q07	3Q09
	Houston, TX

Total Joint Venture Third Party Developed Communities		459	$81.8	$30.0	$2.4	$13.0

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		FUTURE DEVELOPMENT PIPELINE
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2007 ($ in millions)

		Projected	Estimated	Cost
PIPELINE COMMUNITIES(a)		Homes	Budget	to Date

PRE CONSTRUCTION
1.	Camden Montague	192	$33.0	$7.0
	Tampa, FL
2.	Camden South Capitol	276	110.0	22.4
	Washington, DC
3.	Camden Lake Nona	432	70.0	15.2
	Orlando, FL
4.	Camden Noma I	313	150.0	21.9
	Washington, DC
5.	Camden Lincoln Station	271	60.0	6.5
	Denver, CO
6.	Camden Deer Springs	428	85.0	18.1
	Las Vegas, NV
7.	Camden North Lamar	290	55.0	7.9
	Austin, TX
8.	Camden McGowen Station	237	48.0	9.9
	Houston, TX
9.	Camden Highlands	400	80.0	12.3
	Broomfield, CO

PRE DEVELOPMENT
10.	Camden Summerfield II	187	55.0	17.0
	Landover, MD
11.	Camden Selma and Vine	306	250.0	34.0
	Hollywood, CA
12.	Camden Sutherland(b)	238	45.0	2.6
	Houston, TX
13.	Camden City Centre II	239	40.0	7.2
	Houston, TX
14.	Camden Amber Oaks II	244	30.0	3.4
	Austin, TX
15.	Camden Noma II	400	192.0	28.0
	Washington, DC
16.	Camden Andrau	601	57.0	8.0
	Houston, TX

UNDER CONTRACT
17.	Camden Celebration	438	75.0	0.0
	Orlando, FL
18.	Camden Countryway	348	60.0	0.0
	Tampa, FL

Subtotal Development Pipeline		5,840	$1,495.0	$221.5

Other (c)				12.1

Total Development Pipeline				$233.6

				Current
LAND HELD FOR SALE AS OF DECEMBER 31, 2007 ($ in millions)			Acres	Book Value
1.	Southeast Florida		2.2	$7.2
2.	Dallas		2.4	1.8

Total Land Parcels Held For Sale:			4.6	$9.0

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Camden Sutherland is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(c) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN						REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF DECEMBER 31, 2007 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	4Q07 Average
Communities		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Breakers	288	260	$1.2	$0.8	4Q06	1Q08	2Q08	87%
	Corpus Christi, TX
2.	Camden Canyon	200	140	2.5	2.1	1Q07	2Q08	3Q08	94%
	Las Vegas, NV
3.	Camden Del Mar	560	383	7.9	6.1	1Q07	2Q08	3Q08	89%
	Las Vegas, NV
4.	Camden Fairways	320	220	5.3	3.9	1Q07	2Q08	3Q08	88%
	Henderson, NV
5.	Camden Foxcroft	156	32	1.4	0.4	4Q07	1Q09	2Q09	92%
	Charlotte, NC
6.	Camden Glen Lakes	424	380	7.0	6.5	4Q06	1Q08	2Q08	89%
	Dallas, TX
7.	Camden Providence Lakes	260	240	2.2	2.0	4Q06	1Q08	2Q08	89%
	Brandon, FL
8.	Camden Touchstone	132	132	1.3	1.1	4Q06	1Q08	2Q08	86%
	Charlotte, NC
9.	Camden Vanderbilt	894	763	8.2	6.2	4Q06	2Q08	3Q08	81%
	Houston, TX
10.	Camden Westshore	278	274	1.8	1.7	4Q06	1Q08	2Q08	80%
	Tampa, FL

Total		3,512	2,824	$38.8	$30.8				86%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN			NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF DECEMBER 31, 2007 ($ in thousands)

			12/31/07	12/31/07	09/30/07
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Development	290	$20,338	$19,636
Houston, TX	Multifamily	Development/Predevelopment	831	33,034	32,197
College Park, MD	Multifamily	Development	508	8,186	7,904
Charlotte, NC	Multifamily	Land Under Contract	-	365	-

Total Notes Receivable:			1,629	$61,923	$59,737

Weighted Average Interest Rate Recognized:				11.5%	11.6%

CAMDEN				ACQUISITIONS & DISPOSITIONS

(Unaudited)

2007 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden South Congress	Austin, TX	Multifamily	253	2001	04/02/07
2.	Camden Royal Palms	Tampa, FL	Multifamily	352	2006	06/26/07

TOTAL ACQUISITION VOLUME:		$83.9million		605 apartment homes

Dispositions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Taravue	St. Louis, MO	Multifamily	304	1975	05/18/07
2.	Camden Downs	Louisville, KY	Multifamily	254	1975	06/14/07
3.	Camden Trace	St. Louis, MO	Multifamily	372	1972	06/21/07
4.	Camden Terrace	Ft. Worth, TX	Multifamily	340	1984	10/29/07
5.	Camden Ridge	Ft. Worth, TX	Multifamily	208	1985	10/29/07
6.	Camden Wendover	Greensboro, NC	Multifamily	216	1985	11/16/07
7.	Camden Glen	Greensboro, NC	Multifamily	304	1980	11/16/07
8.	Camden Isles	Tampa, FL	Multifamily	484	1983/1985	11/16/07
9.	Camden Timber Creek	Charlotte, NC	Multifamily	352	1984	11/16/07
10.	Camden Eastchase	Charlotte, NC	Multifamily	220	1986	11/16/07
11.	Brickell View II Land	Miami, FL	Undeveloped Land	0.9 Acres	N/A	12/20/07

TOTAL DISPOSITION VOLUME:		$176.4million		3,054 apartment homes
				0.9 acres of undeveloped land

CAMDEN			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2007: (a)
					Weighted Average
	Future Scheduled Repayments			Percent	Interest Rate on
Year	Amortization	Maturities	Total	of Total	Maturing Debt
2008	$11,694	$188,879	$200,573	7.1%	4.8%
2009	7,772	190,324	198,096	7.0%	5.0%
2010	7,026	445,677	452,703	16.0%	5.1%
2011	4,033	244,233	248,266	8.8%	6.5%
2012	2,913	769,541	772,454	27.3%	5.4%
2013	1,624	225,831	227,455	8.0%	5.4%
Thereafter	45,919	567,629	613,548	21.7%	5.4%
Total Maturing Debt	$80,981	$2,632,113	$2,713,095	95.9%	5.4%

Unsecured Line of Credit	0	115,000	115,000	4.1%	5.3%
Total Debt	$80,981	$2,747,113	$2,828,095	100.0%	5.4%

Weighted Average Maturity of Debt		4.9 Years	(excluding line of credit)

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate
Floating rate debt		$172,625	6.1%	5.0%
Fixed rate debt		2,655,470	93.9%	5.4%
Total		$2,828,095	100.0%	5.4%

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate
Unsecured debt		$2,265,319	80.1%	5.5%
Secured debt		562,776	19.9%	4.9%
Total		$2,828,095	100.0%	5.4%

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate
Conventional fixed-rate mortgage debt		$498,787	88.6%	4.9%
Tax exempt fixed rate debt		6,364	1.2%	7.3%
Tax exempt variable rate debt		57,625	10.2%	4.5%
Total		$562,776	100.0%	4.9%

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		45,550	84.0%	$4,516,344	81.6%
Encumbered real estate assets		8,701	16.0%	1,018,071	18.4%
Total		54,251	100.0%	$5,534,415	100.0%

	Ratio of unencumbered assets at cost to unsecured debt is2.0 times

UNCONSOLIDATED, NON-RECOURSE DEBT:
Pro-Rata Share of Debt		$222,278
Weighted Average Interest Rate		6.1%

(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.
(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN	DEBT COVENANT ANALYSIS
	December 31, 2007

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	48%	Yes

Secured Debt to Gross Asset Value	<	40%	10%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	212%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	244%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	50%	Yes

Total Secured Debt to Total Asset Value	<	40%	10%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	205%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	247%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
				(In thousands, except unit data)

(Unaudited)
	Fourth Quarter 2007 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$1,653	$31	$926	$18
Appliances	9.2 years	413	8	155	3
Painting	-	-	-	1,596	30
Cabinetry/Countertops	10.0 years	224	4	-	-
Other	9.4 years	913	17	523	10
Exteriors
Painting	5.0 years	209	4	-	-
Carpentry	10.0 years	79	2	-	-
Landscaping	7.2 years	585	11	2,357	45
Roofing	20.0 years	730	14	125	2
Site Drainage	10.0 years	110	2	-	-
Fencing/Stair	10.0 years	213	4	-	-
Other (c)	8.1 years	830	16	2,827	54
Common Areas
Mech., Elec., Plumbing	9.8 years	626	12	956	18
Parking/Paving	5.0 years	204	4	-	-
Pool/Exercise/Facility	8.3 years	771	15	274	5
		$7,560	$144	$9,739	$185

Weighted Average Apartment Homes			52,542		52,542

	Year-to-Date 2007(a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$10,868	$205	$3,593	$68
Appliances	9.2 years	2,181	41	604	11
Painting	-	-	-	6,596	124
Cabinetry/Countertops	10.0 years	954	18	-	-
Other	9.4 years	2,731	51	2,168	41
Exteriors
Painting	5.0 years	3,260	61	-	-
Carpentry	10.0 years	3,425	64	-	-
Landscaping	7.2 years	3,397	64	10,425	196
Roofing	20.0 years	1,923	36	356	7
Site Drainage	10.0 years	463	9	-	-
Fencing/Stair	10.0 years	1,224	23	-	-
Other (c)	8.1 years	3,795	71	11,400	215
Common Areas
Mech., Elec., Plumbing	9.8 years	3,339	63	3,395	64
Parking/Paving	5.0 years	1,023	19	-	-
Pool/Exercise/Facility	8.3 years	4,536	85	1,348	25
		$43,119	$812	$39,885	$751

Weighted Average Apartment Homes			53,132		53,132

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $216 and $1,823 for the three and twelve months months ended December 31, 2007. Maintenance expenses for discontinued operations were $310 and $2,054 for the same periods.
(b) of capitalized expenses for the three months ended December 31, 2007
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions. Costs recorded as repairs and maintenance exclude costs related to our trash removal rebilling program which were included as a component of repairs and maintenance in prior periods but are now included in utility costs during the period.

CAMDEN	2008 Financial Outlook
as of February 7, 2008

(Unaudited)

2008 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income per share - diluted	$0.44 to $0.64
Expected difference between EPS and fully diluted FFO shares	$(0.02)
Expected real estate depreciation	$2.94
Expected adjustments for unconsolidated joint ventures	$0.13
Expected income allocated to common units	$0.11
Expected FFO per share - diluted	$3.60 to $3.80

"Same Property" Communities
Number of Units	43,528
2007 Base Net Operating Income	$324 million
Total Revenue Growth	3.50% to 4.50%
Revenue Growth excluding revenue attributable to ancillary income initiatives (a)	2.00% to 3.00%
Total Expense Growth	5.50% to 6.75%
Expense Growth excluding expenses related to ancillary income initiatives (b)	2.50% to 3.75%
Net Operating Income Growth	2.25% to 3.25%
Physical Occupancy	94.6%
∙ Impact from 1.0% change in NOI Growth is approximately $0.05 / share

Repositioning Communities
Number of Units	3,512
2007 Base Net Operating Income	$23 million
Capital Investment to Date	$31 million
Total Expected Capital Investment	$39 million
2008 Net Operating Income Growth	8.50% to 9.00%

Acquisitions/Dispositions
Dispositions (Communities Held for Sale at 12/31/07)	$25 to $30 million
Future Dispositions Volume	$150 to $350 million
Future Acquisitions Volume (consolidated on balance sheet)	$0 million
Future Acquisitions Volume (joint venture)	$200 to $400 million

Development
Development Starts (consolidated on balance sheet)	$0 to $100 million
Development Starts (joint venture)	$200 to $400 million
2008 Projected Development FFO Dilution	$13 to $15 million
2008 Incremental Development FFO Dilution vs. 2007	$6 to $8 million

Non-Property Income
Non-Property Income, Net	$10 to $14 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and Administrative and Property Management Expense	$50 to $54 million

Debt
Capitalized Interest	$16 to $18 million
Expensed Interest	$130 to $134 million
LIBOR (average)	3.30%

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

(a) excludes revenue earned from Perfect Connection (Camden's bulk cable program), Valet Waste (Camden's door to door trash collection program), and RUBS.
(b) excludes expenses associated with Perfect Connection (Camden's bulk cable program), Valet Waste (Camden's door to door trash collection program), and Utilities.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Net income	$80,976	$31,364	$148,457	$232,846
Real estate depreciation and amortization from continuing operations	40,534	38,682	159,031	150,982
Real estate depreciation from discontinued operations	-	1,237	2,033	6,251
Adjustments for unconsolidated joint ventures	982	1,021	4,934	3,326
Income from continuing operations allocated to common units	1,444	1,004	4,279	15,230
Income from discontinued operations allocated to common units	8,509	253	13,517	2,307
Income tax expense on sale of depreciable operating properties	-	-	1,184	-
(Gain) loss on sale of operating properties	-	100	-	(91,481)
(Gain) on sale of discontinued operations	(75,306)	(18,937)	(106,282)	(78,823)
(Gain) on sale of joint venture properties	-	-	-	(2,848)
Funds from operations - diluted	$57,139	$54,724	$227,153	$237,790

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	57,613	59,738	59,125	59,524
FFO diluted	60,597	62,994	62,120	61,253

Net income per common share - diluted	$1.41	$0.53	$2.51	$3.96
FFO per common share - diluted	$0.94	$0.87	$3.66	$3.88

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected
FFO per diluted share is provided below:
	1Q08 Range		2008 Range
	Low	High	Low	High

Expected net income per share - diluted	$0.08	$0.12	$0.44	$0.64
Expected difference between EPS and fully diluted FFO shares	0.00	0.00	(0.02)	(0.02)
Expected real estate depreciation	0.73	0.73	2.94	2.94
Expected adjustments for unconsolidated joint ventures	0.04	0.04	0.13	0.13
Expected income allocated to common units	0.02	0.02	0.11	0.11
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	0.00	0.00
Expected FFO per share - diluted	$0.87	$0.91	$3.60	$3.80

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Net income	$80,976	$31,364	$148,457	$232,846
Fee and asset management income	(1,722)	(3,011)	(8,293)	(14,041)
Sale of technology investments	-	-	(623)	(1,602)
Interest and other income	(4,047)	(3,674)	(8,804)	(9,771)
Income on deferred compensation plans	1,120	(5,808)	(7,282)	(10,116)
Property management expense	4,437	4,669	18,413	18,490
Fee and asset management expense	1,150	1,089	4,552	9,382
General and administrative expense	8,514	12,285	32,590	37,584
Interest expense	31,475	26,633	116,281	117,862
Depreciation and amortization	41,355	39,328	162,189	153,609
Amortization of deferred financing costs	957	916	3,689	3,807
Expense on deferred compensation plans	(1,120)	5,808	7,282	10,116
(Gain) loss on sale of properties, including land	-	104	-	(97,452)
Impairment loss on sale of land	1,447	-	1,447	-
Equity in income of joint ventures	(454)	(642)	(1,526)	(5,156)
Distributions on perpetual preferred units	1,750	1,750	7,000	7,000
Income allocated to common units and other minority interests	1,374	1,308	4,729	15,685
Income tax expense	478	-	1,868	-
Income tax expense on sale of depreciable operating properties	-	-	1,184	-
Income from discontinued operations	(1,133)	(2,493)	(7,857)	(10,864)
Gain on sale of discontinued operations, including land	(76,063)	(18,879)	(107,039)	(99,273)
Income from discontinued operations allocated to common units	8,509	253	13,517	2,307
Net Operating Income (NOI)	$99,003	$91,000	$381,774	$360,413

"Same Property" Communities	$79,843	$76,075	$314,631	$299,443
Non-"Same Property" Communities	10,615	8,217	37,572	23,745
Development and Lease-Up Communities	1,663	106	3,747	(24)
Redevelopment Communities	5,954	6,220	23,312	24,311
Dispositions / Other	928	382	2,512	12,938
Net Operating Income (NOI)	$99,003	$91,000	$381,774	$360,413

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Net income	$80,976	$31,364	$148,457	$232,846
Interest expense	31,591	26,752	116,753	118,344
Amortization of deferred financing costs including discontinued operations	957	916	3,689	3,813
Depreciation and amortization	41,355	39,328	162,189	153,609
Distributions on perpetual preferred units	1,750	1,750	7,000	7,000
Income allocated to common units and other minority interests	1,374	1,308	4,729	15,685
Income tax expense	478	-	1,868	-
Income tax expense on sale of depreciable operating properties	-	-	1,184	-
Real estate depreciation from discontinued operations	-	1,237	2,033	6,251
(Gain) loss on sale of properties, including land	-	104	-	(97,452)
Impairment loss on land	1,447	-	1,447	-
Equity in income of joint ventures	(454)	(642)	(1,526)	(5,156)
Gain on sale of discontinued operations	(76,063)	(18,879)	(107,039)	(99,273)
Income from discontinued operations allocated to common units	8,509	253	13,517	2,307
EBITDA	$91,920	$83,491	$354,301	$337,974

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB+	Stable
	Fitch	BBB+	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q1 '08	Q2 '08	Q3 '08	Q4 '08
Earnings release & conference call		Early May	Early Aug	Early Nov	Early Feb

Dividend Information - Common Shares:		Q1 '07	Q2 '07	Q3 '07	Q4 '07
Declaration Date		03/15/07	06/15/07	09/14/07	12/07/07
Record Date		03/30/07	06/29/07	09/28/07	12/21/07
Payment Date		04/17/07	07/17/07	10/17/07	01/17/08
Distributions Per Share		$0.69	$0.69	$0.69	$0.69

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President & Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President- Investor Relations & Asset Management

CAMDEN	COMMUNITY TABLE
	Community Statistics as of 12/31/07

(Unaudited)							4Q07 Avg
			Year Placed	Average	Apartment	4Q07 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	873	1.11
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	92%	827	0.79
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	1,008	0.94
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	95%	867	0.94
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,042	1.00
Camden Sierra (1)	Peoria	AZ	1997	925	288	93%	789	0.85
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	804	0.92
Camden Vista Valley	Mesa	AZ	1986	923	357	92%	750	0.81
TOTAL ARIZONA	8	Properties		951	2,433	93%	880	0.93

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,647	1.63
Camden Harbor View	Long Beach	CA	2004	976	538	95%	2,035	2.09
Camden Martinique	Costa Mesa	CA	1986	795	714	93%	1,399	1.76
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,293	1.55
Camden Sea Palms	Costa Mesa	CA	1990	891	138	93%	1,577	1.77
Total Los Angeles/Orange County	5	Properties		890	2,191	94%	1,589	1.78

Camden Old Creek (2)	San Marcos	CA	2007	1,036	350	Lease-up	1,495	1.44
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,508	1.57
Camden Tuscany	San Diego	CA	2003	891	160	96%	1,944	2.18
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,294	1.23
Total San Diego/Inland Empire	4	Properties		994	1,196	95%	1,515	1.52

TOTAL CALIFORNIA	9	Properties		927	3,387	94%	1,563	1.69

Camden Arbors	Westminster	CO	1986	792	358	93%	722	0.91
Camden Caley	Englewood	CO	2000	925	218	96%	850	0.92
Camden Centennial	Littleton	CO	1985	744	276	96%	697	0.94
Camden Denver West (1)	Golden	CO	1997	1,015	320	97%	1,044	1.03
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,096	0.95
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,049	1.03
Camden Lakeway	Littleton	CO	1997	932	451	96%	905	0.97
Camden Pinnacle (3)	Westminster	CO	1985	748	224	93%	655	0.88
TOTAL COLORADO	8	Properties		927	2,529	96%	892	0.96

Camden Ashburn Farms	Ashburn	VA	2000	1,061	162	94%	1,320	1.24
Camden Clearbrook	Frederick	MD	2007	1,049	297	93%	1,310	1.25
Camden Fair Lakes	Fairfax	VA	1999	996	530	94%	1,450	1.46
Camden Fairfax Corner	Fairfax	VA	2006	934	488	95%	1,542	1.65
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,509	1.51
Camden Grand Parc	Washington	DC	2002	904	105	94%	2,203	2.44
Camden Lansdowne	Leesburg	VA	2002	1,006	690	94%	1,283	1.28
Camden Largo Town Center	Largo	MD	2000/2007	1,028	245	93%	1,603	1.56
Camden Monument Place (2)	Fairfax	VA	2007	865	368	Lease-up	1,391	1.61
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,174	2.54
Camden Russett	Laurel	MD	2000	1,025	426	95%	1,317	1.28
Camden Silo Creek	Washington	DC	2004	971	284	95%	1,255	1.29
Camden Westwind	Ashburn	VA	2006	1,036	464	92%	1,283	1.24
TOTAL DC METRO	13	Properties		985	4,525	94%	1,435	1.46

Camden Aventura	Aventura	FL	1995	1,106	379	94%	1,425	1.29
Camden Brickell	Miami	FL	2003	937	405	97%	1,508	1.61
Camden Doral	Miami	FL	1999	1,172	260	93%	1,509	1.29
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,554	1.24
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	92%	1,672	1.60
Camden Plantation	Plantation	FL	1997	1,152	502	93%	1,362	1.18
Camden Portofino	Pembroke Pines	FL	1995	1,307	322	96%	1,326	1.01
Total Southeast Florida	7	Properties		1,124	2,520	94%	1,475	1.31

Camden Club	Longwood	FL	1986	1,077	436	94%	912	0.85
Camden Hunter's Creek	Orlando	FL	2000	1,082	270	97%	991	0.92
Camden Lago Vista	Orlando	FL	2005	954	366	94%	968	1.02
Camden Landings	Orlando	FL	1983	748	220	93%	749	1.00
Camden Lee Vista	Orlando	FL	2000	937	492	92%	883	0.94
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	92%	883	0.98
Camden Reserve	Orlando	FL	1990/1991	824	526	92%	804	0.97
Camden World Gateway	Orlando	FL	2000	979	408	90%	1,009	1.03
Total Orlando	8	Properties		937	3,296	93%	899	0.96

CAMDEN				COMMUNITY TABLE
Community Statistics as of 12/31/07

(Unaudited)							4Q07 Avg
			Year Placed	Average	Apartment	4Q07 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	92%	847	0.90
Camden Bay Pointe	Tampa	FL	1984	771	368	93%	732	0.95
Camden Bayside	Tampa	FL	1987/1989	748	832	94%	769	1.03
Camden Citrus Park	Tampa	FL	1985	704	247	93%	710	1.01
Camden Lakes	St. Petersburg	FL	1982/1983	728	688	93%	729	1.00
Camden Lakeside	Brandon	FL	1986	728	228	92%	767	1.05
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	809	0.74
Camden Preserve	Tampa	FL	1996	942	276	95%	1,096	1.16
Camden Providence Lakes (4)	Brandon	FL	1996	1,024	260	89%	922	0.90
Camden Royal Palms	Brandon	FL	2006	1,017	352	84%	993	0.98
Camden Westshore (4)	Tampa	FL	1986	728	278	80%	826	1.13
Camden Woods	Tampa	FL	1986	1,223	444	94%	860	0.70
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	823	0.92

TOTAL FLORIDA	27	Properties		959	11,319	93%	991	1.03

Camden Brookwood	Atlanta	GA	2002	906	359	94%	1,002	1.11
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	940	0.93
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	947	0.80
Camden Midtown Atlanta	Atlanta	GA	2001	953	296	95%	1,036	1.09
Camden Peachtree City	Peachtree City	GA	2001	1,026	399	96%	878	0.86
Camden River	Duluth	GA	1997	1,103	352	95%	901	0.82
Camden Shiloh	Kennesaw	GA	1999/2002	1,151	232	92%	850	0.74
Camden St. Clair	Atlanta	GA	1997	969	336	94%	958	0.99
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	93%	766	0.76
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	92%	813	0.71
TOTAL GEORGIA	10	Properties		1,041	3,202	94%	911	0.88

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	622	0.85
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	656	0.88
Camden Oxmoor (1)	Louisville	KY	2000	903	432	95%	791	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	89%	737	0.80
TOTAL KENTUCKY	4	Properties		820	1,194	95%	708	0.86

Camden Passage (1)	Kansas City	MO	1989/1997	832	596	94%	682	0.82
Total Kansas City	1	Property		832	596	94%	682	0.82

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	91%	646	0.76
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	97%	849	1.03
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	750	0.79
Camden Westchase (1)	St. Louis	MO	1986	945	160	96%	814	0.86
Total St. Louis	4	Properties		896	1,447	95%	746	0.83

TOTAL MISSOURI	5	Properties		878	2,043	94%	727	0.83

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	91%	884	0.94
Camden Breeze	Las Vegas	NV	1989	846	320	94%	849	1.00
Camden Canyon (4)	Las Vegas	NV	1995	987	200	94%	976	0.99
Camden Commons	Henderson	NV	1988	936	376	93%	912	0.97
Camden Cove	Las Vegas	NV	1990	898	124	97%	863	0.96
Camden Del Mar (4)	Las Vegas	NV	1995	986	560	88%	1,054	1.07
Camden Fairways (4)	Henderson	NV	1989	896	320	88%	1,000	1.12
Camden Hills	Las Vegas	NV	1991	579	184	97%	633	1.09
Camden Legends	Henderson	NV	1994	792	113	90%	923	1.17
Camden Palisades	Las Vegas	NV	1991	905	624	93%	898	0.99
Camden Pines (1)	Las Vegas	NV	1997	1,005	315	96%	935	0.93
Camden Pointe	Las Vegas	NV	1996	985	252	96%	914	0.93
Camden Summit (1)	Henderson	NV	1995	1,187	234	96%	1,218	1.03
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	95%	988	0.95
Camden Vintage	Las Vegas	NV	1994	978	368	92%	864	0.88
Oasis Bay (1)	Las Vegas	NV	1990	876	128	94%	860	0.98
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	95%	878	0.89

CAMDEN				COMMUNITY TABLE
Community Statistics as of 12/31/07

(Unaudited)							4Q07 Avg
			Year Placed	Average	Apartment	4Q07 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Oasis Emerald (1)	Las Vegas	NV	1988	873	132	96%	769	0.88
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	94%	950	0.83
Oasis Island (1)	Las Vegas	NV	1990	901	118	91%	755	0.84
Oasis Landing (1)	Las Vegas	NV	1990	938	144	94%	807	0.86
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	95%	888	0.86
Oasis Palms (1)	Las Vegas	NV	1989	880	208	92%	799	0.91
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	96%	786	0.84
Oasis Place (1)	Las Vegas	NV	1992	440	240	97%	586	1.33
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	92%	539	1.38
Oasis Sands	Las Vegas	NV	1994	1,125	48	94%	872	0.77
Oasis Sierra (1)	Las Vegas	NV	1998	922	208	95%	929	1.01
Oasis Springs (1)	Las Vegas	NV	1988	838	304	94%	747	0.89
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	89%	860	0.75
TOTAL NEVADA	30	Properties		908	8,064	94%	875	0.96

Camden Ballantyne	Charlotte	NC	1998	1,053	400	94%	896	0.85
Camden Cotton Mills	Charlotte	NC	2002	906	180	96%	1,288	1.42
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,249	1.46
Camden Fairview	Charlotte	NC	1983	1,036	135	93%	848	0.82
Camden Forest	Charlotte	NC	1989	703	208	93%	620	0.88
Camden Foxcroft (4)	Charlotte	NC	1979	940	156	92%	746	0.79
Camden Grandview	Charlotte	NC	2000	1,145	266	93%	1,422	1.24
Camden Habersham	Charlotte	NC	1986	773	240	95%	668	0.86
Camden Park Commons	Charlotte	NC	1997	859	232	94%	728	0.85
Camden Pinehurst	Charlotte	NC	1967	1,147	407	94%	801	0.70
Camden Sedgebrook	Charlotte	NC	1999	1,017	368	92%	830	0.82
Camden Simsbury	Charlotte	NC	1985	874	100	96%	763	0.87
Camden South End Square	Charlotte	NC	2003	883	299	94%	1,152	1.30
Camden Stonecrest	Charlotte	NC	2001	1,169	306	93%	952	0.81
Camden Touchstone (4)	Charlotte	NC	1986	899	132	86%	759	0.84
Total Charlotte	15	Properties		979	3,574	94%	918	0.94

Camden Crest	Raleigh	NC	2001	1,129	438	94%	789	0.70
Camden Governor's Village	Chapel Hill	NC	1999	1,134	242	91%	855	0.75
Camden Lake Pine	Apex	NC	1999	1,075	446	91%	815	0.76
Camden Manor Park	Raleigh	NC	2006	966	484	93%	851	0.88
Camden Overlook	Raleigh	NC	2001	1,056	320	95%	863	0.82
Camden Reunion Park	Apex	NC	2000/2004	972	420	90%	678	0.70
Camden Westwood	Morrisville	NC	1999	1,112	354	93%	768	0.69
Total Raleigh	7	Properties		1,056	2,704	93%	799	0.76

TOTAL NORTH CAROLINA	22	Properties		1,012	6,278	93%	867	0.86

Camden Valleybrook	Chadds Ford	PA	2002	992	352	95%	1,288	1.30
TOTAL PENNSYLVANIA	1	Property		992	352	95%	1,288	1.30

Camden Briar Oaks	Austin	TX	1980	711	430	92%	611	0.86
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	980	1.03
Camden Huntingdon	Austin	TX	1995	903	398	96%	764	0.85
Camden Laurel Ridge	Austin	TX	1986	702	183	93%	611	0.87
Camden Ridgecrest	Austin	TX	1995	851	284	93%	686	0.81
Camden Ridgeview (3)	Austin	TX	1984	859	167	95%	633	0.74
Camden South Congress	Austin	TX	2001	975	253	93%	1,440	1.48
Camden Stoneleigh	Austin	TX	2001	908	390	95%	862	0.95
Camden Woodview	Austin	TX	1984	644	283	93%	647	1.00
Total Austin	9	Properties		840	2,778	94%	808	0.96

Camden Breakers (4)	Corpus Christi	TX	1996	868	288	87%	880	1.01
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	90%	643	0.83
Camden Miramar (5)	Corpus Christi	TX	1994-2004	468	778	88%	869	1.86
Total Corpus Christi	3	Properties		625	1,410	90%	816	1.31

CAMDEN				COMMUNITY TABLE
Community Statistics as of 12/31/07

(Unaudited)							4Q07 Avg
			Year Placed	Average	Apartment	4Q07 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
	Camden Addison (1)	Addison	TX	1996	942	456	94%	825	0.88
	Camden Buckingham	Richardson	TX	1997	919	464	94%	796	0.87
	Camden Centreport	Ft. Worth	TX	1997	910	268	95%	776	0.85
	Camden Cimarron	Irving	TX	1992	772	286	94%	768	1.00
	Camden Farmers Market	Dallas	TX	2001/2005	933	904	95%	924	0.99
	Camden Gardens	Dallas	TX	1983	652	256	94%	538	0.83
	Camden Glen Lakes (4)	Dallas	TX	1979	877	424	89%	759	0.87
	Camden Lakeview	Irving	TX	1985	853	476	92%	621	0.73
	Camden Legacy Creek	Plano	TX	1995	831	240	95%	809	0.97
	Camden Legacy Park	Plano	TX	1996	871	276	96%	830	0.95
	Camden Oasis	Euless	TX	1986	548	602	77%	537	0.98
	Camden Place	Mesquite	TX	1984	772	442	92%	582	0.75
	Camden Springs	Dallas	TX	1987	713	304	94%	570	0.80
	Camden Towne Village	Mesquite	TX	1983	735	188	93%	624	0.85
	Camden Valley Creek	Irving	TX	1984	855	380	93%	648	0.76
	Camden Valley Park	Irving	TX	1986	743	516	94%	631	0.85
	Camden Valley Ridge	Irving	TX	1987	773	408	92%	590	0.76
	Camden Westview	Lewisville	TX	1983	697	335	96%	596	0.86
	Total Dallas/Ft. Worth	18	Properties		807	7,225	93%	702	0.87

	Camden Baytown	Baytown	TX	1999	844	272	95%	824	0.98
	Camden City Centre (2)	Houston	TX	2007	932	379	Lease-up	1,378	1.48
	Camden Creek	Houston	TX	1984	639	456	92%	580	0.91
	Camden Greenway	Houston	TX	1999	861	756	96%	975	1.13
	Camden Holly Springs (1)	Houston	TX	1999	934	548	95%	908	0.97
	Camden Midtown	Houston	TX	1999	843	337	98%	1,140	1.35
	Camden Oak Crest	Houston	TX	2003	870	364	96%	818	0.94
	Camden Park (1)	Houston	TX	1995	866	288	95%	780	0.90
	Camden Plaza (1)(2)	Houston	TX	2007	915	271	Lease-up	1,337	1.46
	Camden Royal Oaks (2)	Houston	TX	2006	923	236	Lease-up	1,048	1.14
	Camden Steeplechase	Houston	TX	1982	748	290	91%	629	0.84
	Camden Stonebridge	Houston	TX	1993	845	204	97%	803	0.95
	Camden Sugar Grove (1)	Stafford	TX	1997	917	380	93%	847	0.92
	Camden Vanderbilt (4)	Houston	TX	1996/1997	863	894	81%	1,110	1.29
	Camden West Oaks	Houston	TX	1982	726	671	93%	575	0.79
	Total Houston	15	Properties		843	6,346	95%	915	1.09

	TOTAL TEXAS	45	Properties		811	17,759	93%	804	0.99

TOTAL PROPERTIES		182	Properties		914	63,085	94%	949	1.04

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of December 31, 2007 are excluded from total occupancy numbers.
(3)	Communities held for sale as of December 31, 2007.
(4)	Communities under redevelopment as of December 31, 2007 are excluded from total occupancy numbers.
(5)	Miramar is a student housing community which is excluded from total occupancy numbers.